SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 of 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  April 8, 2005

                         NMS Communications Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                    (State of Incorporation or Organization)

               0-23282                                 04-2814586
      (Commission File Number)           (I.R.S. Employer Identification No.)

          100 Crossing Boulevard, Framingham, Massachusetts       01702
              (Address of Principal Executive Offices)         (Zip Code)


                                 (508) 271-1000
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

(b) Alex Braverman, the Vice President and Corporate Controller (Chief Accounting Officer) of NMS Communications Corporation announced on April 8, 2005 that he is resigning from his position with the company effective July 15, 2005. Mr. Braverman will continue in his position until that date. Mr. Braverman's resignation was not the result of any disagreement with the Company on any matters relating to the Company's operations, policies or practices. NMS Communications has initiated a search for Mr. Braverman's successor.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 NMS COMMUNICATIONS CORPORATION

April 13, 2005                   By: /s/ DIANNE CALLAN
                                     -------------------------------------------
                                     Name: Dianne Callan
                                     Title: Vice President and General Counsel;
                                            Secretary